SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2003

Hooper Holmes, Inc.

(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920

(Address of principal executive officers) (zip)

Registrant’s telephone number, including area code (908) 766-5000

None

(Former names or former address, if change since last report.)

FORM 8-K

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release dated July 28, 2003.

Item 12. Item 12. Results of Operations and Financial Condition.

The information contained in this item 12 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with the SEC Release No. 33-8216 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, (the “Exchange Act”), as amended, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference un such a filing.

On July 28, 2003, Hooper Holmes, Inc., issued a press release announcing its financial results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

By:	/s/ Fred Lash
Fred Lash Senior Vice President, Chief Financial Officer & Treasurer

Date: July 30, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Hooper Holmes, Inc. on July 28, 2003.